COLONIAL INTERMARKET INCOME TRUST I
   One Financial Center, Boston, Massachusetts
                      02111
                 (617) 426-3750

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
             TO BE HELD MAY 31, 1995

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders
(Meeting) of Colonial InterMarket Income Trust I
(Fund) will be held at the offices of Colonial
Management Associates, Inc. (Adviser), One
Financial Center, Boston, Massachusetts, on
Wednesday, May 31, 1995, at 10:00 A.M., Eastern time, to:

     1.  Elect six Trustees;

     2. Ratify or reject the selection of independent accountants; and

     3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                       By order of the
                       Trustees,



                       Arthur O. Stern,
                       Secretary


April 21, 1995

NOTICE:  YOUR VOTE IS IMPORTANT, REGARDLESS OF
THE NUMBER OF SHARES YOU OWN.  IF A QUORUM IS
NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES
WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES.
TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE,
SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE IMMEDIATELY.

CI-85/857A-0495
                 PROXY STATEMENT
               General Information

                                  April 21, 1995

     The enclosed proxy, which was first mailed on April 21, 1995, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person.
Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews.
Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

     Holders of a majority of the shares
outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 6, 1995, the Fund had outstanding 11,009,000 shares of beneficial interest. Shareholders of record at the close of business on March 6, 1995, will have one vote for each share held. As of March 6, 1995, Depository Trust Company, Cede & Co. FAST, P.O.
Box 20, Bowling Green Station, New York, New
York 10004 owned of record 72.3% of the Fund's outstanding shares.

     Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-248-2828.

1.    Election of Six Trustees.

     Messrs. Birnbaum, Grinnell, Ireland, Lowry,
Mayer and McNeice (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. Messrs. Ireland, Mayer and McNeice currently serve as Trustees.
Messrs. Birnbaum, Grinnell and Lowry are proposed to be added to the Board. The election of each of Messrs. Birnbaum, Grinnell and Lowry is conditioned on their nomination by the current Trustees at a meeting scheduled for today. The Board of Trustees currently consists of Ms. Collins and Messrs. Bleasdale, Ireland,
Mayer, McNeice, Moody, Neuhauser, Shinn,
Sullivan and Weeks. The Board is currently divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above, other than Messrs. Birnbaum, Grinnell and Lowry, are elected at the Meeting):

1996              1997               1998

Mr. Moody         Mr. Bleasdale      Mr. Ireland
Mr. Shinn         Ms. Collins        Mr. Mayer
Mr. Sullivan      Mr. Neuhauser      Mr. McNeice
                  Mr. Weeks

The years in which Messrs. Birnbaum's,
Grinnell's and Lowry's terms will expire will be determined by the current Trustees at their April meeting.

     The following table sets forth certain
information about the current Trustees and about
Messrs. Birnbaum, Grinnell and Lowry:

                                                                  Shares
                                                                  Beneficially
                                                                  Owned and
Nominee                                                           Percent of
Name            Trustee                                           Fund at
(Age)           Since    Principal Occupation (1) and             3/6/95 (2)
                         Directorships

Robert J. Birnbaum       Trustee (since January, 1994); Special     ----
(67)            ---      Counsel, Dechert Price & Rhoads
                         (September, 1988 to December, 1993);
                         President and Chief Operating Officer,
                         New York Stock Exchange (May, 1985 to
                         June, 1988); Trustee:  Colonial Trust VII
                         (formerly Liberty Financial Trust),
                         Liberty All-Star Equity Fund, The Charles
                         Allmon Trust and LFC Utilities Trust.

Tom Bleasdale            Trustee (formerly Chairman of the Board    ----
(64)          1989       and Chief Executive Officer, Shore Bank &
                         Trust Company).  Director or Trustee:
                         Colonial Funds,  Stok, Inc.

Lora S. Collins          Attorney, Kramer, Levin, Naftalis,         ----
(59)          1989       Nessen, Kamin & Frankel (law).  Trustee:
                         Colonial Funds.

James E. Grinnell        Private Investor (since November, 1988);   ----
(65)            ---      Senior Vice President-Operations, The
                         Rockport Company, importer and
                         distributor of shoes (May, 1986 to
                         November, 1988); Trustee: Colonial Trust
                         VII (formerly Liberty Financial Trust),
                         Liberty All-Star Equity Fund, The Charles
                         Allmon Trust and LFC Utilities Trust.

William D. Ireland, Jr.  Trustee (formerly Chairman of the Board,   ----
(71)          1989       Bank of New England--Worcester). Trustee:
                         Colonial Funds.

Richard W. Lowry         Private Investor (August, 1987 to          ----
(58)             ---     present); Chairman and Chief Executive
                         Officer, U.S. Plywood Corporation,
                         manufacturer and distributor of wood
                         products (August, 1985 to August, 1987);
                         Trustee: Colonial Trust VII (formerly
                         Liberty Financial Trust), Liberty All-
                         Star Equity Fund, The Charles Allmon
                         Trust and LFC Utilities Trust.

William E. Mayer         Dean of the College of Business and        ----
(54)         1994        Management, University of Maryland
                         (formerly Dean of the Simon Graduate
                         School of Business, University of
                         Rochester; Chairman and Chief Executive
                         Officer, C.S. First Boston Merchant Bank;
                         and President and Chief Executive
                         Officer, The First Boston Corporation).
                         Director or Trustee:  Colonial Funds,
                         American Medical Inc., Chart House
                         Enterprises and Riverwood International
                         Corp.

John A. McNeice, Jr.*    Chairman of the Board and Director of the  ----
(62)         1989        Adviser and The Colonial Group, Inc.
                         (TCG) (formerly Chief Executive Officer,
                         Adviser and TCG).  Director or Trustee:
                         Colonial Funds, Liberty Financial
                         Companies, Inc. (Liberty Financial).

James L. Moody, Jr.      Chairman of the Board, Hannaford Bros.     ----
(63)         1989        Co. (food distributor) (formerly Chief
                         Executive Officer, Hannaford Bros. Co.).
                         Director or Trustee: Colonial Funds,
                         Penobscot Shoe Co., Sobeys Inc., Hills
                         Stores Company, Inc., UNUM Corporation,
                         IDEXX Laboratories.

John J. Neuhauser        Dean of the School of Management, Boston   ----
(51)         1992        College.  Director or Trustee: Colonial
                         Funds, Hyde Athletic Industries, Inc.

George L. Shinn          Financial Consultant (formerly Chairman,   ----
(72)         1992        Chief Executive Officer and Consultant,
                         The First Boston Corporation).  Trustee
                         or Director: Colonial Funds, The New York
                         Times Co., Phelps Dodge Corp.

Robert L. Sullivan       Management Consultant. Trustee: Colonial   ----
(67)         1989        Funds.

Sinclair Weeks, Jr.      Chairman of the Board, Reed & Barton       ----
(71)    1992             Corporation.  Director or Trustee:
                         Colonial Funds, Commonwealth Energy
                         Systems.

* Mr. McNeice is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with TCG and the Adviser.
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 6, 1995, the Trustees and officers of the Fund beneficially owned less than 1% of the then outstanding shares of the Fund.

In this Proxy Statement, "Colonial Funds" means
Colonial Trust I, Colonial Trust II, Colonial
Trust III, Colonial Trust IV, Colonial Trust V,
Colonial Trust VI, Colonial Trust VII, Colonial
High Income Municipal Trust, Colonial
InterMarket Income Trust I, Colonial
Intermediate High Income Fund, Colonial
Investment Grade Municipal Trust and Colonial
Municipal Income Trust.

     The following table sets forth certain
information about the executive officers of the Fund.

                       Executive
Name                   Officer
(Age)                  Since        Office with Fund; Principal Occupation (3)


John A. McNeice, Jr.    1989        President and Trustee of the Fund;
(62)                                Chairman of the Board and Director of
                                    the Adviser and TCG (formerly Chief
                                    Executive Officer, Adviser and TCG);
                                    Director of Liberty Financial;
                                    President and Trustee of Colonial
                                    Funds.

Harold W. Cogger        1993        Vice President of the Fund; President,
(59)                                Chief Executive Officer and Director
                                    of the Adviser and TCG (formerly
                                    Executive Vice President, Adviser);
                                    Director and Executive Vice President
                                    of Liberty Financial; Vice President
                                    of Colonial Funds.

Davey S. Scoon          1993        Vice President of the Fund (formerly
(48)                                Treasurer); Executive Vice President
                                    and Director of the Adviser (formerly
                                    Senior Vice President and Treasurer);
                                    Executive Vice President and Chief
                                    Operating Officer of TCG (formerly
                                    Vice President - Finance and
                                    Administration and Treasurer);  Vice
                                    President of Colonial Funds (formerly
                                    Treasurer).

Richard A. Silver       1993        Treasurer and Chief Financial Officer
(48)                                of the Fund (formerly Controller);
                                    Senior Vice President, Director,
                                    Treasurer and Chief Financial Officer
                                    of the Adviser;  Treasurer and Chief
                                    Financial Officer of TCG (formerly
                                    Assistant Treasurer);  Treasurer and
                                    Chief Financial Officer of Colonial
                                    Funds (formerly Controller).

Peter L. Lydecker       1993        Controller of the Fund (formerly
(41)                                Assistant Controller);  Vice President
                                    of the Adviser (formerly Assistant
                                    Vice President); Controller of
                                    Colonial Funds (formerly Assistant
                                    Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

 Trustees' Compensation, Meetings and Committees
     During the fiscal year ended November 30, 1994, the Board held eight meetings.

     The current Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1994, and from the Colonial
Funds for the calendar year ended December 31, 1994, for serving as Trustees:



                                                               Total
                                                               Compensation
                        Aggregate      Pension or              From Fund and
                        Compensation   Retirement   Estimated  Other Colonial
                        From           Benefits     Annual     Funds for
                        Fund for the   Accrued As   Benefits   the calendar
                        fiscal year    Part of Fund Upon       year ended
Trustee                 ended 11/30/94 Expense      Retirement 12/31/94 (b)

Tom Bleasdale           1,558 (a)        $0            $0        $101,000 (c)
Lora S. Collins         1,461            $0            $0          95,000
William D. Ireland, Jr. 1,693            $0            $0         110,000
William E. Mayer        1,383            $0            $0          89,752
John A. McNeice, Jr.        0            $0            $0               0
James L. Moody, Jr.     1,686            $0            $0        109,000
John J. Neuhauser       1,462            $0            $0         95,000
George L. Shinn         1,721            $0            $0        112,000
Robert L. Sullivan      1,619            $0            $0        104,561
Sinclair Weeks, Jr.     1,785            $0            $0        116,000

(a)  Included $753 payable as deferred compensation.
(b) At December 31, 1994, the Colonial Funds Complex consisted of 31 open-end and 5 closed-end management investment company portfolios advised by the Adviser.
(c)  Included $49,000 payable as deferred compensation.

     The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund,
The Charles Allmon Trust, Liberty Financial
Trust (now known as Colonial Trust VII) and LFC
Utilities Trust (together, Liberty Funds) for service during the calendar year ended December
31, 1994:

                                                               Total
                                                               Compensation
                                                               From
                      Aggregate      Pension or                Liberty
Trustee               Compensation   Retirement    Estimated   Funds
                      From Fund for  Benefits      Annual      for the
                      the fiscal     Accrued As    Benefits    calendar
                      year ended     Part of Fund  Upon        year ended
Trustee               11/30/94       Expense       Retirement  12/31/94 (d)

Robert J. Birnbaum      $0              $0             $0        $     0
James E. Grinnell       $0              $0             $0        $31,032
Richard W. Lowry        $0              $0             $0        $31,282

(d) At December 31, 1994, the Liberty Funds consisted of 5 open-end and 2 closed-end management investment company portfolios, each advised by Stein Roe & Farnham Incorporated, an indirect wholly-owned subsidiary of Liberty Financial, an intermediate parent of the Adviser. On March 27, 1995, four of the portfolio series in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial Funds and a fifth was merged into a new portfolio series of Colonial Trust III .

     The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody,
Shinn, Sullivan and Weeks, met twice during the fiscal year ended November 30, 1994. The
Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial
Funds, consisting of Ms. Collins and Messrs.
Neuhauser, Sullivan and Weeks, met once during the fiscal year ended November 30, 1994. The
Committee reviews compensation of the Trustees.

     The Nominating Committee of the Colonial
Funds, consisting of Messrs. Bleasdale, Ireland,
Moody and Weeks, met once during the fiscal year ended November 30, 1994. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

     During the fiscal year ended November 30, 1994, each of the current Trustees, attended more than 75% of the meetings of the Board and the committees of which such Trustee is a member.

     If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s). If the condition set forth on page 3 is not fulfilled, the enclosed proxy will not be voted for the election of Messrs. Birnbaum, Grinnell and Lowry.

                  Required Vote

     A plurality of the votes cast at the Mee ting, if a quorum is represented, is required for the election of each Trustee.

   Description of the Adviser.  On March 24,
1995, TCG completed a merger (Merger) with a subsidiary of Liberty Financial in which TCG was the surviving company and in which TCG stockholders became stockholders of Liberty
Financial.

   John A. McNeice, Jr., who is President and a
Trustee of the Colonial Funds, prior to the Merger held 1,464,000 shares of TCG Class A
Common Stock, representing approximately 20% of the Class A Common Stock of TCG, and 98,437 shares of TCG Class B Common Stock, representing approximately 51% of its outstanding Class B
Stock, and was considered to be a controlling person of TCG and of the Adviser. In connection with the Merger, Mr. McNeice received $22.3 million in cash and approximately 1,005,300 shares of Liberty Financial common stock for his shares of TCG. The closing price of Liberty
Financial common stock on March 27, 1995, was $28 per share. Since the Merger, Mr. McNeice is no longer a controlling person of the Adviser.

   The Adviser remains a wholly-owned subsidiary of TCG which in turn is now a wholly-owned subsidiary of Liberty Financial. Liberty
Financial is an indirect subsidiary of Liberty
Mutual Insurance Company (Liberty Mutual).
Liberty Financial is a diversified and
integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic
Avenue, 24th Floor, Boston, Massachusetts 02210.
Liberty Mutual is a Massachusetts-chartered mutual property and casualty insurance company with over $20.6 billion in assets and $3.5 billion in surplus at December 31, 1994. The principal business activities of Liberty
Mutual's subsidiaries other than Liberty
Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175
Berkeley Street, Boston, Massachusetts 02117.


2.   Ratification of Independent Accountants.

     Price Waterhouse LLP was selected as
independent accountants for the Fund for the fiscal year ending November 30, 1995, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price
Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Price Waterhouse LLP also acts as independent accountants for the Adviser and affiliated companies. A representative of Price
Waterhouse LLP will be available at the Meeting to respond to appropriate questions and make a statement (if the representative desires), if requested by a shareholder in writing at least five days before the Meeting.

                  Required Vote

     Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.   Other Matters and Discretion of Attorneys
Named in the Proxy

     At this date only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

     The Meeting is called to be held at the
same time meetings of the shareholders of Colonial High Income Municipal Trust and
Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meetings and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

     If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 31, 1995, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

     Based upon the Fund's review of Forms 3, 4 and 5 required to be filed by the Fund's
Trustees and certain of its officers, William E.
Mayer, a Trustee of the Fund, filed a late Form
3 (Initial Statement of Beneficial Ownership), on which he reported that he did not hold any of the Fund's shares.

    Date for Receipt of Shareholder Proposals

     Proposals of shareholders which are
intended to be considered for inclusion in the Fund's proxy statement relating to the 1996
Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 23, 1995.

  Shareholders are urged to vote, sign and mail their proxies immediately.


[THIS PAGE INTENTIONALLY LEFT BLANK.]

               COLONIAL INTERMARKET INCOME TRUST I
Proxy                                  This Proxy is Solicited on
                                          Behalf of the Trustees.

               The  undersigned shareholder hereby appoints Michael
H. Koonce, John A. McNeice, Jr. and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I (Trust), to be held at Boston, Massachusetts, on Wednesday, May 31, 1995, and at any adjournments, as follows on the reverse side of this card.

PLEASE MARK VOTES AS IN THIS EXAMPLE

1.    ELECTION OF SIX TRUSTEES.
      (Item 1 of the Notice)


         FOR                    WITHHOLD                FOR ALL
EXCEPT

         ---                    --------                -------------


Robert J.        James E.         William D. Ireland,  Richard W.
  Birnbaum         Grinnell         Jr.                  Lowry

William E.       John A.
  Mayer             McNeice, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

FOR                    AGAINST                ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed above.

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   Dated:------------------------, 1995



                                   ------------------------------
                                   Signature



                                   ------------------------------
                                   Signature if held jointly

PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.
                                   Please sign exactly as your name
                                   appears on the books of the Trust.
                                   Joint owners should each sign
                                   personally.  Trustees and other
                                   fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.